UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



            Delaware                      0-26224                51-0317849
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On August 11, 2006, Integra LifeSciences Corporation ("ILS"), a wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the "Company"), entered into an amendment with Sorrento Montana, L.P. relating to one of the buildings in its San Diego facility.

The amendment provides for the addition of approximately 5,000 square feet to the leased space, effective August 15, 2006, and for approximately 1,800 square feet (consisting of two suites) to be added to the leased space when such additional space becomes vacant on approximately October 1, 2006. The monthly base rate payable by ILS was increased, effective August 1, 2006, to $24,515.17. It will increase when each additional suite is added to the leased space by an additional $937.20 for one suite and additional $1,232.40 for the other suite.

The amendment provides for the exercise of ILS's option to extend the lease an additional 24 months, through June 30, 2009. The monthly base rate payable from July 1, 2007 through June 30, 2009 will be 104% of the base rate payable by ILS for the month of June 2007.

In addition, ILS has a two-year option, exercisable before December 31, 2008, to extend its occupancy through June 30, 2011. The monthly base rate payable from July 1, 2009 through June 30, 2011 will be the then-prevailing market rate for comparable space in the Sorrento Mesa and Sorrento Valley areas of San Diego

A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 8.01.  OTHER EVENTS.

On August 14, 2006, the Company announced that it modified and extended its offer in which holders of its outstanding 2 1/2% Contingent Convertible Subordinated Notes due 2008 may exchange these notes for new 2 1/2% Contingent Convertible Subordinated Notes due 2008.

A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number        Description of Exhibit
--------------        ----------------------

10.1 Fourth Amendment to Sublease dated as of August 15, 2006 by and between Sorrento Montana, L.P. and Integra LifeSciences Corporation

99.1 Press release issued August 14, 2006 (Incorporated by reference to Exhibit (a)(5)(iii) to the Company's Schedule TO/A filed on August 15, 2006)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        DATE: AUGUST 17, 2006          BY: /s/ STUART M. ESSIG
                                           -----------------------------
                                           STUART M. ESSIG
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 EXHIBIT INDEX


Exhibit Number        Description of Exhibit
--------------        ----------------------

10.1 Fourth Amendment to Sublease dated as of August 15, 2006 by and between Sorrento Montana, L.P. and Integra LifeSciences Corporation

99.1 Press release issued August 14, 2006 (Incorporated by reference to Exhibit (a)(5)(iii) to the Company's Schedule TO/A filed on August 15, 2006)